INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Deferred income tax assets:
Non-capital losses (Canada)	$54	$79
Capital losses (Canada)	54	47
Net operating losses (United States)	78	63
Non-capital losses (foreign)	70	20
Tax credit carryforwards	36	27
Deferred financing costs	5	50
Foreign currency	12	—
Financial instruments	—	16
Other	33	4
	342	306
Deferred income tax (liabilities):
Properties	(3,086)	(2,511)
Investments in associates	(144)	(150)
Foreign currency	—	(5)
Other	—	(95)
	(3,230)	(2,761)
Net deferred tax (liability)	$(2,888)	$(2,455)

The changes in deferred tax balances are presented as follows:

		Recognized in
(US$ Millions)	Dec. 31, 2016	Reclass	Income	Equity	Acquisitions and Dispositions	OCI	Dec. 31, 2017
Deferred tax assets	$306	$—	$(7)	$6	$14	$23	$342
Deferred tax (liabilities)	(2,761)	—	(13)	(117)	(175)	(164)	(3,230)
Net deferred tax (liability)	$(2,455)	$—	$(20)	$(111)	$(161)	$(141)	$(2,888)

		Recognized in
(US$ Millions)	Dec. 31, 2015	Reclass	Income	Equity	Acquisitions and Dispositions	OCI	Dec. 31, 2016
Deferred tax assets	$379	$(41)	$(76)	$—	$—	$44	$306
Deferred tax (liabilities)	(3,486)	41	787	(45)	(27)	(31)	(2,761)
Net deferred tax (liability)	$(3,107)	$—	$711	$(45)	$(27)	$13	$(2,455)

During 2016 the partnership and its subsidiaries acquired an investment in IFC Seoul through the second Brookfield Strategic Real Estate Partners (“BSREP”) fund, which resulted in the recognition of net deferred tax (liabilities) of $27 million on acquisition. During 2017, the purchase price allocation for IFC Seoul was completed and an additional $234 million of net deferred tax (liabilities) were recognized. This amount was partially offset by the disposition of two entities with net deferred tax (liabilities). During 2017, the partnership redeemed the non-controlling interest of BOX and entered into an amended management agreement with its co-investors in Brazil Retail resulting in the loss of control over the joint venture. The partnership has recognized the deferred income tax effects of these transactions through equity.

The Holding Entities and their Canadian subsidiaries have deferred tax assets of $54 million (December 31, 2016 - $79 million) related to non-capital losses that will begin to expire in 2032, and $54 million (December 31, 2016 - $47 million) related to capital losses that have no expiry. The Holding Entities and their U.S. subsidiaries have deferred tax assets of $78 million (December 31, 2016 - $63 million) related to net operating losses that will begin to expire in 2028. The Holding Entities and their foreign subsidiaries, mainly in South Korea and India, have deferred tax assets of $70 million (December 31, 2016 - $20 million) related to non-capital losses which will begin to expire in 2020.

The gross deductible temporary differences, unused tax losses, and unused tax credits for which no deferred tax asset is recognized are as follows:

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Unused tax losses - gross
Net operating losses (United States)	$251	$70
Net operating losses (foreign)	223	880
Unrecognized deductible temporary differences, unused tax losses, and unused tax credits	$474	$950

The Holding Entities, their U.S. subsidiaries, and foreign subsidiaries have gross deductible temporary differences, unused tax losses, and unused tax credits which have not been recognized of $474 million (December 31, 2016 - $950 million) related to net operating losses. The foreign net operating losses have no expiry. The majority of the U.S. net operating losses will begin to expire in 2035.

The aggregate amount of gross temporary differences associated with investments and interests in joint arrangements in subsidiaries for which deferred tax liabilities have not been recognized as of December 31, 2017 is approximately $8 billion (December 31, 2016 - $8 billion).

The major components of income tax expense include the following:

(US$ Millions) Years ended Dec. 31,	2017	2016	2015
Current income tax expense	$172	$136	$75
Deferred income tax expense	20	(711)	25
Income tax (benefit) expense	$192	$(575)	$100

The increase in income tax expense for the year ended December 31, 2017 compared to the prior year primarily relates to the fact the partnership recorded a significant deferred tax recovery in 2016 as a result of the reorganization noted below, offset in part by a deferred tax recovery recorded in 2017 to reflect a change in the U.S. federal tax applicable to certain of the partnership’s U.S. subsidiaries.

The decrease in income tax expense for the year ended December 31, 2016 compared to the prior year primarily relates to a reorganization in 2016 of the partnership’s interest in certain subsidiaries holding core office and retail assets to consolidate the ownership of those subsidiaries. As a result of the reorganization, there was a change in the tax rate applicable to those subsidiaries, which resulted in a significant deferred tax recovery in 2016.

Years ended Dec. 31,	2017	2016	2015
Statutory income tax rate	26%	26%	26%
Increase (decrease) in rate resulting from:
International operations subject to different tax rates	(5)%	1%	(8)%
Non-controlling interests in income of flow-through entities	(12)%	(9)%	(5)%
Change in tax rates applicable to temporary differences in other jurisdictions	(5)%	(46)%	(13)%
Other	3%	1%	3%
Effective income tax rate	7%	(27)%	3%

As the partnership is not subject to tax, the analyses used the applicable Canadian blended Federal and Provincial tax rate as the statutory income tax rate.